UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 11, 2005

                              DELCATH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                     001-16133                   06-1245881
   (State or other           (Commission File Number)         (IRS Employer
   jurisdiction of                                          Identification No.)
   incorporation)

                 1100 Summer Street, Stamford, Connecticut 06905
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 323-8668


                                       N/A
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

     On May 11, 2005, Delcath Systems, Inc. (the "Company") issued a press release relating to the Company's system for delivering high dose chemotherapy to specific organs and body regions has received fast-track status from the U.S. Food and Drug Administration for treating metastatic melanoma in the liver with melphalan. The Company's press release dated May 11, 2005 is incorporated herein by reference and filed as an exhibit hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

     (a) Not applicable

     (b) Not applicable.

     (c) Exhibits:

   Exhibit                              Description

     99            Press Release dated May 11, 2005 of Delcath Systems, Inc.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       DELCATH SYSTEMS, INC.



                                       By:     /s/ M. S. KOLY
                                           -----------------------------------
                                                 M. S. Koly
                                                 President and Chief Executive
                                                 Officer


Date: May 11, 2005

                                 EXHIBIT INDEX


   Exhibit                              Description

     99            Press Release dated May 11, 2005 of Delcath Systems, Inc.